UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Soliciting Material Pursuant to §240.14a-12

                                                                                WAUSAU PAPER CORP.

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Important Information

This news release may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with Wausau Paper Corp.’s 2014 annual meeting of shareholders.  The company, its directors and certain of its executive officers and employees may be deemed to be participants in such solicitation.  The company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its 2014 annual meeting of stockholders.  The proxy statement, any other relevant documents and other material filed with the SEC concerning the company will be, when filed, available free of charge at www.sec.gov and www.wausaupaper.com.  Shareholders are urged to read the proxy statement and any other relevant documents filed when they become available because they will contain important information.

Information Regarding Participants

Wausau Paper Corp., its directors, and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the company’s 2014 annual meeting of shareholders.  Information concerning these participants is available in the company’s proxy statement for the 2013 annual meeting of shareholders filed with the SEC on March 14, 2013, and in subsequent SEC filings on Forms 3 and 4.  Shareholders are advised to read the company’s proxy statement for the 2014 annual meeting of shareholders and other relevant documents when they become available, because they will contain important information, including information with respect to such participants.  You can obtain free copies of these referenced documents as described above.

Wausau Paper Comments on Starboard’s Decision to

Nominate Directors

MOSINEE, Wisconsin, January 21, 2014 – Wausau Paper (NYSE:WPP) today issued the following statement in response to the announcement by Starboard Value LP that it has nominated a slate of three directors for election to Wausau’s Board of Directors at the Company’s 2014 Annual Meeting of Shareholders:

“Under our current management and Board, Wausau Paper has completed a successful strategic transformation into a pure play tissue company that is delivering strong volumes, margin expansion, earnings and free cash flow growth. The Company has excellent forward momentum and our stock price has increased approximately 40% over the past year. Our Board is unanimously supportive of the Company’s strategy and management team, and is fully committed to creating further value and acting in the best interests of our shareholders.

“While we always appreciate input from shareholders, we were surprised and disappointed by Starboard’s actions. Over the past two years, we have tried to work constructively with Starboard and have already added four of their nominees to our nine-person board. However, we believe that it is disproportionate and inappropriate that Starboard – which holds only 15% of our shares – should be able to designate the majority of the Board, as would result if their new nominees were elected.

“The Company expects to communicate further with shareholders in due course.”

Investor and Media Contact:

Perry Grueber

Director Investor Relations

Email:   pgrueber@wausaupaper.com

Phone: 715.692.2056

About Wausau Paper:

Wausau Paper produces and markets a complete line of away-from-home towel and tissue products, is headquartered in Mosinee, Wisconsin, and listed on the NYSE under the symbol WPP.  To learn more about Wausau Paper visit: www.wausaupaper.com.

Important Information:

This news release may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with Wausau Paper Corp.’s 2014 annual meeting of shareholders.  The company, its directors and certain of its executive officers and employees may be deemed to be participants in such solicitation.  The company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its 2014 annual meeting of stockholders.  The proxy statement, any other relevant documents and other material filed with the SEC concerning the company will be, when filed, available free of charge at www.sec.gov and

www.wausaupaper.com.  Shareholders are urged to read the proxy statement and any other relevant documents filed when they become available because they will contain important information.

Information Regarding Participants:

Wausau Paper Corp., its directors, and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the company’s 2014 annual meeting of shareholders.  Information concerning these participants is available in the company’s proxy statement for the 2013 annual meeting of shareholders filed with the SEC on March 14, 2013, and in subsequent SEC filings on Forms 3 and 4.  Shareholders are advised to read the company’s proxy statement for the 2014 annual meeting of shareholders and other relevant documents when they become available, because they will contain important information, including information with respect to such participants.  You can obtain free copies of these referenced documents as described above.

Safe Harbor under the Private Securities Litigation Reform Act of 1995:

The matters discussed in this news release concerning the Company’s future performance or anticipated financial results are forward- looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements.  Among other things, these risks and uncertainties include the strength of the economy and demand f or paper products, increases in raw material and energy prices, manufacturing problems at Company facilities, and other risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 an d in Item 1A of the Company’s Form 10- K for the year ended December 31, 2012.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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